Significant events after the reporting periods	12 Months Ended
Dec. 31, 2019
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Significant events after the reporting periods
36.	Significant events after the reporting periods
On January 1, 2019, Ministry of Economic Affairs, ROC (“MOEA”) implemented the “Action Plan for Welcoming Overseas Taiwanese Businesses to Return to Invest in Taiwan” and companies are subsidized with preferential interest loans for qualified investment projects. The Company has obtained the qualification from the MOEA, and signed loan agreements with financial institutions during January to March 2020 with the line of credit amounted to NT$12,144 million and terms from seven to ten years. As of the issue date of this report, the Company has used NT$3,584 million of the credit line.